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                                                                   EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

barnesandnoble.com inc.
New York, New York

         We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated May 25, 1999, relating to the financial statements of barnesandnoble.com inc. appearing in the Company's Registration Statement on Form S-1.

         We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                    /s/ BDO Seidman LLP

                                                    BDO SEIDMAN, LLP


New York, New York
May 25, 1999